SECOND AMENDMENT

TO

AMENDED AND RESTATED LICENSE AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT (the "Amendment") is made as of the 1st day of September, 2008, by and between BIOMERIDIAN CORPORATION, a Utah corporation ("BMI"), and FRESH MEDICAL LABORATORIES, INC., a Delaware corporation formerly known as Hilltop Group Technologies Corp. ("FML"). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

Recitals:

A. Pursuant to the terms of a License Agreement, dated January 2, 2005, FML obtained a license from BMI to use certain patents and elated technology (the "Original License Agreement").

B. Pursuant to the terms of an Amended and Restated License Agreement, dated as of November 2, 2006 (the "Amended License Agreement"), FML and BMI modified certain terms and conditions of the Original License Agreement and set forth all of the terms and conditions applicable to the Amended License Agreement and the license granted thereunder, as of the date of the Amended License Agreement. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Amended License Agreement.

C. Following a series of discussions regarding the provisions of the Amended License Agreement, BMI and FML have agreed to modify the Amended License Agreement, and the First Amendment to Amended and Restated License Agreement, in the manner set forth in this Amendment.

D. This Amendment is being entered into the order to amend the Amended License Agreement and the First Amendment to Amended and Restated License Agreement to provide for the foregoing changes, on the terms and subject to the conditions set forth herein.

Agreement:

NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and legal sufficiency of which is hereby acknowledged, as well as the covenants and promises herein contained, BMI and FML hereby agree as follows:

1. Incorporation of Recitals. Each of the forgoing recitals is hereby incorporated herein and acknowledged by the parties as being true and correct in all respects.

2. Amendment. Section 1.14 of the First Amendment to the Amended and Restated License Agreement is hereby deleted and restated in its entirety to read as follows:

> 1.14 Notwithstanding Section 1.14 in the First Amendment to the Amended and Restated License Agreement, or in any other section therein, it his hereby agreed and

clarified that FML is granted license to develop, manufacture, market and sell United States FDA defined "Category II" device within the Field described in Section 1.14.

5. Miscellaneous. This Amendment may be signed in any number of counterparts, all of which shall be one agreement. Facsimile or electronic signatures have the same force as original signatures. Any and all other terms and provision of the Amended License Agreement are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments set forth in the preceding paragraphs hereof. Except as expressly modified and amended hereby, all other terms and conditions of the Amended License Agreement are hereby affirmed by the parties and shall continue in full force and effect. In the event of a conflict between the terms and condition in this Amendment and the Amended License Agreement, the terms and conditions of this Amendment shoal govern. This Amendment shall inure for the benefit of and shall be binding on each of the parties hereto and their respective successors and/or assigns.

6. Entire Amendment. This Amendment contains the entire understanding of BMI and FML and supersedes all prior oral and written understandings relating to the subject matter set forth herein.

7. Further Action. BMI and FML agree to take such actions as may be reasonable require to effectuate the purposes of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first date above mentioned.

"BMI"

BIOMERIDIAN CORPORATION

A Utah Corporation

By: ______________________________

Its: ______________________________

"FML"

FRESH MEDICAL LABORATORIES, INC.

A Delaware Corporation

By: ______________________________

Its: ______________________________

clarified that FML is granted license to develop, manufacture, market and sell United States FDA defined "Category II" device within the Field described in Section 1.14.

5. Miscellaneous. This Amendment may be signed in any number of counterparts, all of which shall be one agreement. Facsimile or electronic signatures have the same force as original signatures. Any and all other terms and provision of the Amended License Agreement are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments set forth in the preceding paragraphs hereof. Except as expressly modified and amended hereby, all other terms and conditions of the Amended License Agreement are hereby affirmed by the parties and shall continue in full force and effect. In the event of a conflict between the terms and condition in this Amendment and the Amended License Agreement, the terms and conditions of this Amendment shoal govern. This Amendment shall inure for the benefit of and shall be binding on each of the parties hereto and their respective successors and/or assigns.

6. Entire Amendment. This Amendment contains the entire understanding of BMI and FML and supersedes all prior oral and written understandings relating to the subject matter set forth herein.

7. Further Action. BMI and FML agree to take such actions as may be reasonable require to effectuate the purposes of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first date above mentioned.

"BMI"

BIOMERIDIAN CORPORATION

A Utah Corporation

By: William A Frist

Its: CHAIRMAN

"FML"

FRESH MEDICAL LABORATORIES, INC.

A Delaware Corporation

By: [signature]

Its: President & CEO.